                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     Each of the persons whose signature appears below hereby constitutes and appoints John M. Davison and Robert D. Lister, and each of them severally, as his true and lawful attorney or attorneys with power of substitution and re-substitution to sign in his name, place and stead in any and all such capacities the 10-K, including the French language version thereof, and any and all amendments thereto and documents in connection therewith, and to file the same with the SEC and such other regulatory authorities as may be required, each of said attorneys to have power to act with and without the other, and to have full power and authority to do and perform, in the name and on behalf of each of the directors of the Corporation, every act whatsoever which such attorneys, or either of them, may deem necessary of desirable to be done in connection therewith as fully and to all intent and purposes as such directors of the Corporation might or could do in person.

Dated this        30th      day of March, 2001
           ----------------


     Signature                         Title
    -----------                        --------

/s/ Bradley J. Wechsler                Co-Chairman and Co-Chief Executive Officer
- -----------------------------------    (Principal Executive Officer)
     Bradley J. Wechsler

/s/ Richard L. Gelfond                 Co-Chairman and Co-Chief Executive Officer
- -----------------------------------    (Principal Executive Officer)
     Richard L. Gelfond

/s/ Michael J. Biondi                  Non Executive Chairman of the Board and
- -----------------------------------    Director
     Michael J. Biondi

/s/ Kenneth G. Copland                 Director
- -----------------------------------
     Kenneth G. Copland

/s/ J. Trevor Eyton                    Director
- -----------------------------------
     J. Trevor Eyton

/s/ Garth M. Girvan                    Director
- -----------------------------------
     Garth M. Girvan


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                                      - 2 -



     Signature                         Title
     -----------                       ------


/s/ G. Edmund King                     Director
- -----------------------------------
     G. Edmund King

/s/ Murray B. Koffler                  Director
- -----------------------------------
     Murray B. Koffler

/s/ Sam Reisman                        Director
- -----------------------------------
     Sam Reisman

/s/ Marc A. Utay                       Director
- -----------------------------------
     Marc A. Utay

/s/ W. Townsend Ziebold                Director
- -----------------------------------
     W. Townsend Ziebold

/s/ John M. Davison                    President and
- -----------------------------------    Chief Financial Officer
     John M. Davison                   (Principal Financial Officer)


/s/ Mark J. Thornley                   Senior Vice President, Finance
- -----------------------------------    (Principal Accounting Officer)
     Mark J. Thornley
